© 2011 CRS Holdings, Inc. All rights reserved Carpenter Technology’s Acquisition of Latrobe Specialty Metals, Inc. June 20, 2011 Exhibit 99.2

© 2011 CRS Holdings, Inc.  All rights reserved
Forward-Looking Statements
This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995
and Section 27A of the Securities Act.  These statements, which represent the Company’s expectations or beliefs concerning various future events, include statements concerning future revenues, EBITDA, synergies, strategy, earnings and liquidity associated with continued growth in various market segments, cost reductions expected from various initiatives, our contemplated acquisition and other events.  These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ from those projected, anticipated or implied.  The most significant of these uncertainties include but are not limited to: the cyclical nature of the Company’s business and certain end-use markets, including aerospace, industrial, automotive, consumer, medical, and energy, or other influences on the Company’s business such as new competitors, the consolidation of competitors, customers, and suppliers or the transfer of manufacturing capacity from the
United States to foreign countries; the Company’s ability to achieve cost savings, productivity improvements or process changes; the volatility of, and the Company’s ability to recoup increases in, the cost of energy, raw materials, freight or other factors; domestic and foreign excess manufacturing capacity for certain metals; fluctuations in currency exchange rates; the degree of success of government trade actions; the valuation of the assets and liabilities in the Company’s pension trusts and the accounting for pension plans; possible labor disputes or work stoppages; the potential that the Company’s customers may substitute alternate materials or adopt different manufacturing practices that replace or limit the suitability of the Company’s products; the ability to successfully acquire and integrate Latrobe Specialty Metals, Inc. and other acquisitions; the availability and costs of financing and credit facilities to the Company, its customers or other members of the supply chain; the ability to obtain energy or raw materials, especially from suppliers located in countries that may be subject to unstable political or economic conditions; the Company’s manufacturing processes are dependent upon highly specialized equipment located primarily in one facility in Reading, Pennsylvania and for which there may be limited alternatives if there are significant equipment failures or catastrophic events; and the Company’s future success depends on the continued service and availability of key personnel, including members of the Company’s executive management team, management, metallurgists and other skilled personnel.  Any of these could have adverse and/or fluctuating effects on the Company’s results of operations.  For additional information about factors that could cause actual results to differ materially from those described in the forward-
looking statements, please see the document that the Company has filed with the SEC, including its quarterly reports on Form
10-Q, its most recent annual report on Form 10-K, its current reports on Form 8-K and its proxy statement.  All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.  The Company is not under any obligation to, and expressly disclaims any obligation to, update or alter any forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.

© 2011 CRS Holdings, Inc.  All rights reserved
Shareholder Agreements 5-year standstill; voting agreement until 2014 annual stockholder meeting
Purchase Price ~$558 M Enterprise Value
1
3
Carpenter to Acquire Latrobe Specialty Metals
Consideration 8.1 M shares of CRS stock
$170 M in cash to repay debt/deal costs
Expected Closing By Sept 30, 2011
EPS Impact Expected to be highly accretive ($25M net synergies by year 3)
Expected to be accretive in the 1 st year including one-time expenses
Valuation 9.6x TTM EBITDA 2 ex. synergies
6.8x FY 2012E
3
EBITDA ex. synergies
Selling shareholder 15.5%
ownership in Carpenter
Key Latrobe Directors to
join Carpenter’s Board
1 Based on pre-announced CRS share price of $47.88
2 TTM for period ending March 31, 2011
3 Carpenter management estimates based on 6/30 FYE
Transaction Highlights
Thomas O. Hicks, Chairman of Hicks Holdings
Steven E. Karol, Managing Partner of Watermill Group

© 2011 CRS Holdings, Inc.  All rights reserved

Major Strategic Growth Initiative for Carpenter
• Immediately increases premium melt capacity to meet current strong customer demand
• Expands offerings in fast-growth aerospace and energy markets
• Complementary asset capabilities will lead to enriched, higher-
margin product mix and operating cost synergies
• Provides volume and efficiencies to justify investment in next major increment of premium product capability
• Provides capabilities for commercialization of new Carpenter products under development (landing gear, PremoMet
TM
)

© 2011 CRS Holdings, Inc.  All rights reserved

Compelling Financial Benefits
• Highly synergistic
– Run-rate synergies of > $25M from filling excess premium product capacity, optimal use/mix of production assets, and cost savings
• Immediately accretive
• Increased revenue and EBITDA growth rate
• Fast payout on cash used for debt pay-off/deal costs
• 100% of equity consideration to be paid in Carpenter stock
– Selling shareholders see significant value in combination and
Carpenter’s growth plan
– Stronger pro forma capital structure
– Preserves liquidity for organic capex and other growth investments
• Interest savings from absorbing debt into Carpenter capital structure

© 2011 CRS Holdings, Inc.  All rights reserved

Latrobe Overview
Aerospace
52%
Industrial
15%
Defense
15%
Energy
and Other
15%
1
Per Latrobe S-1 filing, including reconciliation of Non-GAAP measures
2 Based on 2010 manufacturing segment sales
• Steel Manufacturing
– Premium melting – VIM, VAR, ESR
– Hot working and Forging – Continuous
rolling milling, GFM
– Coil and bar finishing
• Products
– High strength alloys, corrosion resistant
alloys, bearing steels, high-speed steels,
high temperature alloys
• Distribution
– Value-added services
– Extensive distribution network
• Growth Initiatives
– New markets
– Geographic expansion
– Grade development
Key Business Segments and
Capabilities
Financial Overview (FYE 9/30)
End Market Sales
Company Overview
• Continuous operation since 1913 and has
manufactured specialty metals for the aerospace
and defense industries for over 50 years
• Owned by The Timken Company from 1975 to
2006
• Acquired by Hicks Equity Partners and The
Watermill Group in 2006
• Over 800 employees
2010
12 Months Ended
3/31/2011
Revenues $309 $379
% growth 6.9% 22.7%
EBITDA 35 58
% margin 11.2% 15.3%
Operating profit 29 52
% margin 9.2% 13.7%
Net income $7 $14
2
1

© 2011 CRS Holdings, Inc.  All rights reserved
•

Latrobe Capacity and Facilities
• Main Facility (Latrobe, PA)
– 180 acres, with open space
– Key Equipment List:
• 35 Ton Arc AOD
(2) 30 T VIM’s
17 VAR’s., 1 ESR
3250 ton Press (dual manipulators)
SX40 GFM
• Rolling Mill (w/ 3 Koch’s Blocks)
• Grinding, Heat Treating, Met Lab, Coil
Finishing
• Recent $60M investment in
premium product equipment
100% increase in VIM furnace capacity
30% increase in VAR furnaces (more planned)
Provides capability to produce nickel-based alloy
grades
• Additional Sites:
– Franklin, PA
• Finishing and warehousing
• Coil-to-bar and bar processing
– Wauseon, OH
• Finishing and warehousing
• Hot and cold drawing
– Sheffield, England
• Warehousing
• Saw cutting
• •
•

© 2011 CRS Holdings, Inc.  All rights reserved
• Pennsylvania
• South Carolina
• Sweden
• Ohio
• Florida
• Texas
8
Highly Complementary Operations
• High temperature alloys
• Specialty alloys
• Corrosion resistant alloys
• Titanium and titanium alloys
• Stainless steel
• Powder tool steel
• Structural alloys
• Bearing steels
• High temperature alloys
• Corrosion resistant alloys
• High speed and die steels
• Aerospace
• Industrial
• Energy
• Medical
• Aerospace & Defense
• Industrial
• Energy
• Pennsylvania
• Ohio
• England
• LTM
1
Statistics:
• Revenue: $1,556mm
• EBITDA
2
:  $196mm
• LTM
1
Statistics:
• Revenue: $379mm
• EBITDA
3
:  $58mm
1
LTM for Carpenter and Latrobe is as of 3/31/2011
2 Carpenter EBITDA adjusted to exclude non-cash net pension and post-retirement expense
3 For reconciliation of Non-GAAP measures, see Latrobe S-1 filing
Operations
Size
Product mix
Key end
industries

© 2011 CRS Holdings, Inc.  All rights reserved

FASTENERS (Airframe/Pylon) ENGINE COMPONENTS
Complementary Product Portfolio for Aerospace
Applications
STRUCTURAL/ OTHER COMPONENTS
Carpenter
• Seamless rings
• Rotating disks
• Shafts
• Fasteners
Latrobe
• Bearings
• Fasteners
Carpenter
• Slat tracks
• Avionics
• Landing gear (military)
Latrobe
• Flap tracks
• Actuators
• Wing bolts
• Commercial Landing gear
Carpenter
• Titanium
• Ni based superalloy
• Stainless

© 2011 CRS Holdings, Inc.  All rights reserved

OIL AND GAS
Carpenter
• Non-mag drill collars
• Drill pipe
• Stabilizers
• Drilling motors
• MWD/LWD tools
Drilling
Motor
MWD/ LWD
Tools
Non-Mag
Drill Collars
Stabilizers Ordinary
drill pipe
Latrobe
• MWD/LWD tools
• Valves and stems
• Mud pump components
• Downhole tubing
POWER GENERATION
Carpenter
• Gas turbine
– disks
– rings
– blades
– bolting
• Nuclear reactor pressure
vessel components
• Nuclear spent fuel storage
Latrobe
• Gas/steam turbine
– rings
– blades
– bolting
– pins
Valves and
stems
Mud Pump for Drilling
Mud pump
shafting
Complementary Product Portfolio for Energy
Applications

© 2011 CRS Holdings, Inc.  All rights reserved

The Right Move for Carpenter
• Enables growth of premium product capacity to meet
strong customer demand for Aerospace and Energy
applications with lower capex investment
• Complementary capabilities enable improved product mix
and commercialization of new product opportunities
• Significant operational synergies
• Strongly accretive to earnings
• Preserves Carpenter’s strong capital structure